Exhibit 10.4

Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to this agreement have been omitted. Axeda Systems Inc. agrees to supplementally furnish such exhibits and schedules upon request from the Securities and Exchange Commission.

                           GRANT OF SECURITY INTEREST

                            IN PATENTS AND TRADEMARKS


     THIS GRANT OF SECURITY INTEREST ("Grant"), effected as of October 5,, 2004, is executed by Axeda Systems, Inc., a Delaware corporation (the "Grantor"), in favor of Laurus Master Fund, Ltd. (the "Secured Party").


     A. Pursuant to a Master Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among the Grantor, certain other Assignors (as defined in the Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor and the other Assignors have granted a security interest to the Secured Party in consideration of the Secured Party's agreement to provide loans to Axeda Systems, Inc. .

     B. The Grantor (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the "Trademarks"), and (2) has registered or applied for registration in the United States Patent and Trademark Office of the patents more particularly described on Schedule 2 annexed hereto as part hereof (the "Patents").

     C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any of the Trademarks and Patents (collectively, the "T&P Collateral"), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

     1. The Grantor does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

     2. The Grantor agrees to perform, so long as the Security Agreement is in effect and an Event of Default has occurred and is continuing, all acts reasonably deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor's expense, in obtaining and enforcing the Trademarks and Patents that are material to the business of the Company and its Subsidiaries taken as a whole, in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may reasonably determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

     3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

     4. The Grantor agrees to execute financing statements or other instruments to the extent required by the Uniform Commercial Code and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the T&P Collateral.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.



                                            AXEDA SYSTEMS INC.



                                            By:   /s/ Robert M. Russell Jr.
                                                --------------------------------
                                                 Name:  Robert M. Russell Jr.
                                                 Title:  Chief Executive Officer


                                            AXEDA IP, INC.



                                            By:   /s/ Thomas J. Fogarty
                                                --------------------------------
                                                 Name:  Thomas J. Fogarty
                                                 Title:  President





                                           AXEDA SYSTEMS OPERATING COMPANY, INC.


                                            By:   /s/ Robert M. Russell Jr.
                                                --------------------------------
                                                 Name:  Robert M. Russell Jr.
                                                 Title:  Chief Executive Officer

                                              LAURUS MASTER FUND, LTD.



                                              By:   /s/ David Grin
                                                    ----------------------------
                                                   Name:David Grin
                                                   Title:Fund Manager